MORGAN STANLEY DEAN WITTER LATIN AMERICAN GROWTH FUND   TWO WORLD TRADE CENTER,
LETTER TO THE SHAREHOLDERS JANUARY 31, 2001             NEW YORK, NEW YORK 10048

DEAR SHAREHOLDER:

Following a rally toward the end of 1999, most Latin American equity markets witnessed volatile monthly performances throughout the 12-month period ended January 31, 2001. Sentiment was dampened by fears of a hard landing in the United States and sharp declines in global equity markets. Heightened risk aversion, as witnessed in severe declines of the Nasdaq Composite Index and high-yield bonds, hurt the demand for risky assets, including Latin American stocks. The region's markets were also hurt by rising oil prices. While higher crude oil prices benefit individual oil-exporting countries such as Mexico and Venezuela, slower global economic growth that could result from higher crude-oil prices would clearly be a negative development for the region. Also, the prices of many globally traded products like pulp, paper and steel were negatively affected by the weakness of the euro, which was reflected in the stock prices of Latin American makers of these products. In addition, the delayed outcome of the U.S. presidential election contributed to the volatility witnessed in the Latin American markets. Finally, concerns about Argentina's ability to satisfy the prerequisites of the International Monetary Fund (IMF) for an expanded financing facility weighed heavily on the region's currencies.

MEXICO

The Mexican equity market gained 1.9 percent during the 12 months ended
January 31, 2001. After a very difficult first half, Mexican stock prices staged a modest recovery as the decisive, uncontested victory by the opposition PAN (National Action Party) candidate strengthened investor confidence in the country's democracy and therefore improved Mexico's political risk profile. Meanwhile, economic data continued to show robust expansion, with GDP advancing
7.5 percent in the first three quarters of 2000. Therefore, investors were encouraged by the Bank of Mexico's proactive moves to tighten monetary policy in an effort to slow Mexico's growth and thereby reduce its vulnerability to a possible sharp slowdown in the U.S. economy. Investors have now

MORGAN STANLEY DEAN WITTER LATIN AMERICAN GROWTH FUND
LETTER TO THE SHAREHOLDERS JANUARY 31, 2001, CONTINUED

shifted their focus to President Fox's effort to get a tax reform bill through Congress, which could serve as the trigger for Standard & Poor's to upgrade Mexico's foreign debt to an investment-grade rating.

BRAZIL

Brazilian stock prices ended the period up 4.6 percent in U.S. dollar terms. Brazil's outperformance relative to most other Latin American equity markets was attributable to its central bank's steady easing of monetary policy. A key factor behind that easing has been the Cardoso administration's commitment to fiscal restraint, which led to a surplus in excess of the IMF target. At the same time, Brazil's current-account deficit improved. Most economic indicators in Brazil have also been supportive of equity prices, including data showing consumer confidence at its highest level since April 1997 and a drop in the unemployment rate. On the political front, however, tensions have increased within the government's three-party congressional coalition from disputes over leadership posts.

ARGENTINA

The Argentine equity market fell 6.7 percent during the period under review as a result of increased concerns about the country's ability to meet its IMF fiscal deficit targets. The market rebounded strongly in January 2000 as investors focused on the government's ability to implement the structural reforms demanded by the IMF in exchange for an expanded financing facility. The country's fiscal deficit reached $6.6 billion in 2000, thus complying with the IMF's modified target of $6.7 billion. Although actual IMF support amounts to only about $14 billion of the $40 billion package, the overall financial resources announced should give Argentina the wherewithal to meet its financing needs in 2001. While the Argentine economy remains stalled, the most recent data regarding industrial production, construction activity and supermarket sales portend a gradual recovery.

CHILE

Chilean stocks declined 12.0 percent during the year, hurt by weakness in its currency and rising oil prices. Although interest rates remained unchanged in the first half of the year, a more benign inflation outlook allowed the central bank to cut interest rates by a total of 75 basis points by the end

MORGAN STANLEY DEAN WITTER LATIN AMERICAN GROWTH FUND
LETTER TO THE SHAREHOLDERS JANUARY 31, 2001, CONTINUED

of January. While the latest figures showed the economy growing at an annual rate of 5.8 percent, domestic demand remains weak and December's industrial production registered the worst monthly performance in 15 months.

PERU

Peruvian equity prices fell 23.5 percent during the 12 months ended January 31, 2001, hurt by the controversy surrounding the sharply criticized presidential election. However, President Fujimori surprised the markets in November as corruption allegations surrounding the recent elections led to his unexpected resignation. Nevertheless, the political situation remains tenuous, with Alejandro Toledo leading the presidential election polls in advance of the April contest. Meanwhile, economic growth appears to have slowed in recent months, prompting the government to lower its GDP forecast for 2001 from 3.0 percent to
2.5 percent.

COLOMBIA

Colombian equities were the worst performers in the region, falling 37.1 percent during the period under review. The Pastrana administration's bold initiative calling for a referendum to dissolve Congress backfired, as the opposition party was able to pursue aggressively corruption allegations against the administration. Despite a recent truce between the two main parties, the political crisis has called into question the government's ability to achieve fiscal targets agreed upon with the IMF, prompting Standard & Poor's to cut the country's long-term foreign currency sovereign rating. On the positive side, recent economic data point to a recovery in domestic demand.

VENEZUELA

With volatile monthly performances, Venezuelan stock prices rose 34.1 percent during the year. Most of the gains can be attributed to takeover speculation surrounding its telephone company, CANTV, and AES Corporation's (Applied Energy Services) hostile bid for Electricidad de Caracas. Venezuelan stocks reacted very little to the landslide reelection of President Chavez, instead focusing on concerns regarding his economic policy. Economic and political risks remained high as President Chavez presented a 2001 fiscal budget with large (and unsustainable) government expenditures -- particularly given the recent decline in oil prices. Although Venezuela's GDP growth registered a strong 5.6 percent during the fourth quarter of 2000, the government has made virtually no progress in reducing the country's dependence on oil revenues.

MORGAN STANLEY DEAN WITTER LATIN AMERICAN GROWTH FUND
LETTER TO THE SHAREHOLDERS JANUARY 31, 2001, CONTINUED

PERFORMANCE

For the 12-month period ended January 31, 2001, Morgan Stanley Dean Witter Latin American Growth Fund's Class B shares posted a total return of -3.43 percent compared to 0.37 percent for the Standard & Poor's/IFCI Latin America Index. For the same period, the Fund's Class A, C and D shares had negative total returns of 2.62 percent, 3.42 percent and 2.37 percent, respectively. The performance of the Fund's four share classes varies because of differing expenses. Total return figures assume the reinvestment of all distributions but do not reflect the deduction of any applicable sales charges. The accompanying chart compares the performance of the Fund to that of the S&P/ IFCI Index.

According to TCW Investment Management Company (TCW), the Fund's sub-advisor, the Fund's underperformance relative to its benchmark can be attributed primarily to the Fund's overweighted position in Mexican equities, where concerns about recently elected President Fox, as well as the potential impact of a hard landing by the U.S. economy, resulted in lagging stock prices. Stock selection in Chile and Mexico also contributed to the underperformance, while the Brazilian stock selection made a positive contribution.

PORTFOLIO STRATEGY

During its fiscal year, the Fund continued to focus on companies exhibiting strong and reliable cash flow generation, as well as companies with low leverage and quality management. The Fund's largest industry exposure continued to be telecommunications, where earnings growth is being driven by increased subscribers of both fixed and cellular telephony and by greater usage of both the Internet and business data networks. The Fund also grew its exposure to the financial sector, as declining interest rates and increased financial intermediation in the region augured well for banking stocks. At the same time, the Fund reduced its exposure to industrial companies whose exports appeared vulnerable to a slowdown in global demand.

The Fund maintained an overweighted position in Mexico, given its prospects for strong economic growth, which has translated into double-digit corporate earnings growth. In addition, the Fox administration's commitment to orthodox economic policies was viewed as likely to result in a Standard & Poor's upgrade of Mexico's sovereign debt rating to investment grade, thereby reducing the risk associated with Mexican equities and lowering the cost of financing for high-quality Mexican corporate borrowers. The Fund also maintained an overweighted position in Brazilian stocks as local interest rates continued to decline reflecting the fiscal restraint of the government. With declining

MORGAN STANLEY DEAN WITTER LATIN AMERICAN GROWTH FUND
LETTER TO THE SHAREHOLDERS JANUARY 31, 2001, CONTINUED

interest rates, economic recovery has gained steam. The Fund held a neutral weighting in the Argentine market, where the government was able to forestall a potential liquidity crisis by availing itself of an IMF-led financial support package. The Fund has an underweighted position in Chile, where valuations remain uncompelling and access to local shares is limited by an onerous withholding-tax regime for foreign portfolio investment. The Fund also maintained an underweighted position in Venezuela and exited the smaller markets of Peru and Colombia, where the political risk was deemed unacceptably high.

LOOKING AHEAD

Despite the sharp declines witnessed in Latin America's equity markets during much of 2000, TCW believes that fundamentals in the large markets of Mexico and Brazil remain reasonably solid. TCW's forecast for economic growth on the order of 3 to 4 percent in the coming year may translate into double-digit earnings growth, and may prove supportive of equity prices over the longer term. In the coming months, however, the region's stock markets are likely to continue taking their cues from external developments, including the behavior of oil prices, U.S. interest rates, global economic growth and world equity markets.

We appreciate your ongoing support of Morgan Stanley Dean Witter Latin American Growth Fund and look forward to continuing to serve your investment needs and objectives.
Very truly yours,

[/S/ CHARLES A. FIUMEFREDDO]             [/S/ MITCHELL M. MERIN]
CHARLES A. FIUMEFREDDO                   MITCHELL M. MERIN
CHAIRMAN OF THE BOARD                    PRESIDENT

MORGAN STANLEY DEAN WITTER LATIN AMERICAN GROWTH FUND
FUND PERFORMANCE JANUARY 31, 2001

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

GROWTH OF $10,000 -- CLASS B SHARES
($ in Thousands)

                  FUND     IFCI(4)
December 1992     $10,000  $10,000
December 1992      $9,980  $10,000
January 1993       $9,570   $9,707
April 1993         $9,480  $10,047
July 1993         $10,200  $11,051
October 1993      $11,800  $13,041
January 1994      $16,220  $18,234
April 1994        $12,572  $15,046
July 1994         $12,610  $16,017
October 1994      $14,209  $18,351
January 1995       $9,712  $12,253
April 1995         $8,829  $11,761
July 1995          $9,172  $12,683
October 1995       $8,268  $11,488
January 1996       $9,847  $13,254
April 1996         $9,940  $13,427
July 1996         $10,148  $13,405
October 1996      $10,439  $13,773
January 1997      $11,914  $15,509
April 1997        $13,077  $17,013
July 1997         $16,079  $20,967
October 1997      $12,942  $16,893
January 1998      $12,558  $16,232
April 1998        $13,856  $17,996
July 1998         $11,924  $15,466
October 1998       $8,985  $11,774
January 1999       $7,520  $10,477
April 1999        $10,792  $15,393
July 1999          $9,868  $14,417
October 1999       $9,888  $14,527
January 2000      $12,423  $18,458
April 2000        $11,976  $18,049
July 2000         $12,132  $18,338
October 2000      $11,197  $17,050
January 2001   $11,997(3)  $18,450

    PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE. WHEN YOU SELL FUND SHARES, THEY MAY BE WORTH LESS THAN THEIR ORIGINAL COST. PERFORMANCE FOR CLASS A, CLASS C, AND
    CLASS D SHARES WILL VARY FROM THE PERFORMANCE OF CLASS B SHARES SHOWN ABOVE DUE TO DIFFERENCES IN SALES CHARGES AND EXPENSES.

                                                    AVERAGE ANNUAL TOTAL RETURNS
   ------------------------------------------------------------------------------------------------------------------------------
                        CLASS A SHARES*                                                  CLASS B SHARES**
   ----------------------------------------------------------     ---------------------------------------------------------------
   PERIOD ENDED 1/31/01                                           PERIOD ENDED 1/31/01
   ------------------------------                                 -----------------------------------
   1 Year                          (2.62)%(1)    (7.73)%(2)       1 Year                               (3.43)%(1)    (8.26)%(2)
   Since Inception (7/28/97)       (6.77)%(1)    (8.19)%(2)       5 Years                              4.03 %(1)     3.69 %(2)
                                                                  Since Inception (12/30/92)           2.28 %(1)     2.28 %(2)

                      CLASS C SHARES+                                                  CLASS D SHARES++
   ------------------------------------------------------     -------------------------------------------------------------------
   PERIOD ENDED 1/31/01                                       PERIOD ENDED 1/31/01
   --------------------------                                 -----------------------------------
   1 Year                      (3.42)%(1)    (4.39)%(2)       1 Year                               (2.37)%(1)
   Since Inception (7/28/97)   (7.51)%(1)    (7.51)%(2)       Since Inception (7/28/97)            (6.61)%(1)

------------------------

(1) Figure shown assumes reinvestment of all distributions and does not reflect the deduction of any sales charges.
(2) Figure shown assumes reinvestment of all distributions and the deduction of the maximum applicable sales charge. See the Fund's current prospectus for complete details on fees and sales charges.
(3)  Closing value assuming a complete redemption on January 31, 2001.
(4) The S&P/IFCI Latin America Index is a broad, neutral and historically consistent benchmark for the Latin American markets. The Index includes selected securities from Argentina, Brazil, Chile, Colombia, Mexico, Peru and Venezuela reflecting restrictions on foreign investment, market capitalization, and liquidity. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.
 *   The maximum front-end sales charge for Class A is 5.25%.
** The maximum contingent deferred sales charge (CDSC) for Class B is 5.0%. The CDSC declines to 0% after six years.
 + The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of purchase.
++   Class D shares have no sales charge.

MORGAN STANLEY DEAN WITTER LATIN AMERICAN GROWTH FUND
PORTFOLIO OF INVESTMENTS JANUARY 31, 2001

 NUMBER OF
  SHARES                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------
             COMMON AND PREFERRED STOCKS (94.2%)
             ARGENTINA (5.7%)
             BEVERAGES: ALCOHOLIC
     62,780  Quilmes Industrial (Quinsa) S.A. (ADR) (Pref.).......................................  $    709,414
                                                                                                    ------------
             MAJOR TELECOMMUNICATIONS
     57,120  Telecom Argentina Stet - France Telecom S.A. (Class B) (ADR).........................     1,272,633
                                                                                                    ------------
             OIL & GAS PRODUCTION
     89,915  Perez Companc S.A. (Class B) (ADR)...................................................     1,637,352
                                                                                                    ------------
             REGIONAL BANKS
     12,725  Banco Frances S.A. (ADR).............................................................       394,984
     51,057  Grupo Financiero Galicia S.A. (Class B) (ADR)*.......................................     1,056,242
                                                                                                    ------------
                                                                                                       1,451,226
                                                                                                    ------------
             STEEL
    523,600  Siderca S.A.I.C......................................................................     1,193,999
                                                                                                    ------------

             TOTAL ARGENTINA......................................................................     6,264,624
                                                                                                    ------------

             BRAZIL (44.9%)
             BEVERAGES: ALCOHOLIC
    150,435  Companhia de Bebidas das Americas (ADR)..............................................     4,317,485
                                                                                                    ------------
             ELECTRIC UTILITIES
     69,908  Companhia Energetica de Minas Gerais S.A. (ADR) (Pref.)..............................     1,256,163
    113,320  Companhia Paranaense de Energia - Copel (ADR) (Pref.)................................     1,133,200
                                                                                                    ------------
                                                                                                       2,389,363
                                                                                                    ------------
             FOOD RETAIL
     54,320  Companhia Brasileira de Distribuicao Grupo Pao de Acucar (ADR) (Pref.)...............     1,939,224
                                                                                                    ------------
             INTEGRATED OIL
    214,830  Petroleo Brasileiro S.A. (Pref.).....................................................     5,969,921
                                                                                                    ------------
             MAJOR TELECOMMUNICATIONS
     60,810  Telecomunicacoes Brasileiras S.A. (ADR) (Pref.)......................................     4,772,977
                                                                                                    ------------
             OIL & GAS PRODUCTION
    141,640  Petroleo Brasileiro S.A. (ADR)*......................................................     4,005,579
                                                                                                    ------------
             OTHER METALS/MINERALS
    154,418  Companhia Vale do Rio Doce (Class A) (Pref.).........................................     4,133,735
     15,230  Companhia Vale do Rio Doce S.A. (Class A) (ADR) (Pref.)..............................       410,905
    266,358  Companhia Vale do Rio Doce S.A. (Debentures)*........................................       --
                                                                                                    ------------
                                                                                                       4,544,640
                                                                                                    ------------
             REGIONAL BANKS
544,889,904  Banco Bradesco S.A. (Pref.)..........................................................     3,768,914

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER LATIN AMERICAN GROWTH FUND
PORTFOLIO OF INVESTMENTS JANUARY 31, 2001, CONTINUED

 NUMBER OF
  SHARES                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------
 59,220,560  Banco Itau S.A. (Pref.)..............................................................  $  5,600,728
     74,195  Uniao de Bancos Brasileiros S.A. (GDR) (Pref.) (Units)++.............................     2,255,528
                                                                                                    ------------
                                                                                                      11,625,170
                                                                                                    ------------
             SPECIALTY TELECOMMUNICATIONS
 37,590,000  Brasil Telecom Participacoes S.A.....................................................       417,455
     32,085  Brasil Telecom Participacoes S.A. (ADR) (Pref.)......................................     2,040,606
     57,418  Embratel Participacoes S.A. (ADR) (Pref.)............................................       958,306
 13,152,000  Tele Norte Leste Participacoes S.A...................................................       266,775
    151,363  Tele Norte Leste Participacoes S.A. (ADR) (Pref.)....................................     3,746,234
                                                                                                    ------------
                                                                                                       7,429,376
                                                                                                    ------------
             STEEL
 24,402,000  Companhia Siderurgica Nacional S.A...................................................       915,694
    125,900  Usinas Siderurgicas de Minas Gerais S.A. (Class A) (Pref.)...........................       759,741
                                                                                                    ------------
                                                                                                       1,675,435
                                                                                                    ------------
             WIRELESS COMMUNICATIONS
     35,330  Telesp Celular Participacoes S.A. (ADR) (Pref.)......................................       952,144
                                                                                                    ------------

             TOTAL BRAZIL.........................................................................    49,621,314
                                                                                                    ------------

             CHILE (3.7%)
             BEVERAGES: ALCOHOLIC
     29,350  Compania Cervecerias Unidas S.A. (ADR)...............................................       767,503
     14,550  Vina Concha Y Toro S.A. (ADR)........................................................       611,100
                                                                                                    ------------
                                                                                                       1,378,603
                                                                                                    ------------
             BEVERAGES: NON-ALCOHOLIC
     57,520  Embotelladora Andina S.A. (Series A) (ADR)...........................................       926,072
                                                                                                    ------------
             FOOD RETAIL
     21,140  Distribucion Y Servicio D&S S.A. (ADR)...............................................       357,266
                                                                                                    ------------
             MAJOR TELECOMMUNICATIONS
     91,448  Cia de Telecommunicaciones de Chile S.A. (Series A) (ADR)*...........................     1,452,194
                                                                                                    ------------

             TOTAL CHILE..........................................................................     4,114,135
                                                                                                    ------------

             MEXICO (39.1%)
             BEVERAGES: ALCOHOLIC
  1,307,830  Grupo Modelo S.A. de C.V. (Series C).................................................     3,612,566
                                                                                                    ------------
             BEVERAGES: NON-ALCOHOLIC
     36,880  Fomento Economico Mexicano, S.A. de C.V. (ADR).......................................     1,176,472
                                                                                                    ------------
             BROADCASTING
    103,165  Grupo Televisa S.A. (GDR) (Units)++*.................................................     5,519,327
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER LATIN AMERICAN GROWTH FUND
PORTFOLIO OF INVESTMENTS JANUARY 31, 2001, CONTINUED

 NUMBER OF
  SHARES                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------
             CONSTRUCTION MATERIALS
     53,094  Cemex S.A. de C.V. (ADR).............................................................  $  1,134,088
                                                                                                    ------------
             FOOD: SPECIALTY/CANDY
    626,178  Grupo Bimbo S.A. de C.V. (Series A)..................................................       848,638
                                                                                                    ------------
             HOUSEHOLD/PERSONAL CARE
    524,100  Kimberly-Clark de Mexico S.A. de C.V. (A Shares).....................................     1,388,599
                                                                                                    ------------
             MAJOR TELECOMMUNICATIONS
    313,353  Telefonos de Mexico S.A. de C.V. (Series L) (ADR)....................................    17,005,667
                                                                                                    ------------
             OTHER METALS/MINERALS
    298,400  Nueva Grupo Mexico S.A...............................................................       966,265
                                                                                                    ------------
             REGIONAL BANKS
  2,296,890  Grupo Financiero Banamex Accival, SA de C.V. (O Shares)*.............................     4,443,601
                                                                                                    ------------
             SPECIALTY STORES
  3,268,118  Wal-Mart de Mexico S.A. de C.V. (Series C)*..........................................     7,100,194
                                                                                                    ------------

             TOTAL MEXICO.........................................................................    43,195,417
                                                                                                    ------------

             VENEZUELA (0.8%)
             MAJOR TELECOMMUNICATIONS
     38,345  Compania Anomina Nacional Telefonos de Venezuela (CANTV) (Class D) (ADR).............       943,287
                                                                                                    ------------

TOTAL INVESTMENTS
(COST $80,245,445)(a).....................................................................   94.2%    104,138,777

OTHER ASSETS IN EXCESS OF LIABILITIES.....................................................    5.8       6,377,236
                                                                                            -----   -------------

NET ASSETS................................................................................  100.0%  $ 110,516,013
                                                                                            -----   -------------
                                                                                            -----   -------------

---------------------

ADR  American Depository Receipt.
GDR  Global Depository Receipt.
 *   Non-income producing security.
++ Consists of one or more class of securities traded together as a unit; stocks with attached warrants.
(a) The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is $28,978,153 and the aggregate gross unrealized depreciation is $5,084,821, resulting in net unrealized appreciation of $23,893,332.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER LATIN AMERICAN GROWTH FUND
SUMMARY OF INVESTMENTS JANUARY 31, 2001

                                                                                                  PERCENT OF
INDUSTRY                                                                               VALUE      NET ASSETS
------------------------------------------------------------------------------------------------------------
Beverages: Alcoholic..............................................................  $ 10,018,068      9.1%
Beverages: Non-Alcoholic..........................................................     2,102,544      1.9
Broadcasting......................................................................     5,519,327      5.0
Construction Materials............................................................     1,134,088      1.0
Electric Utilities................................................................     2,389,363      2.2
Food Retail.......................................................................     2,296,490      2.1
Food: Specialty/Candy.............................................................       848,638      0.8
Household/Personal Care...........................................................     1,388,599      1.2
Integrated Oil....................................................................     5,969,921      5.4
Major Telecommunications..........................................................    25,446,758     23.0
Oil & Gas Production..............................................................     5,642,931      5.1
Other Metals/Minerals.............................................................     5,510,905      5.0
Regional Banks....................................................................    17,519,997     15.8
Specialty Stores..................................................................     7,100,194      6.4
Specialty Telecommunications......................................................     7,429,376      6.7
Steel.............................................................................     2,869,434      2.6
Wireless Communications...........................................................       952,144      0.9
                                                                                    ------------    -----
                                                                                    $104,138,777     94.2%
                                                                                    ------------    -----
                                                                                    ------------    -----

                                                                                                  PERCENT OF
TYPE OF INVESTMENT                                                                     VALUE      NET ASSETS
------------------------------------------------------------------------------------------------------------
Common Stocks.....................................................................  $ 63,731,037     57.7%
Preferred Stocks..................................................................    40,407,740     36.5
                                                                                    ------------    -----
                                                                                    $104,138,777     94.2%
                                                                                    ------------    -----
                                                                                    ------------    -----

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER LATIN AMERICAN GROWTH FUND
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
JANUARY 31, 2001

ASSETS:
Investments in securities, at value (cost $80,245,445)........................................  $104,138,777
Cash..........................................................................................     5,544,911
Receivable for:
    Dividends.................................................................................       589,954
    Investments sold..........................................................................       460,849
    Shares of beneficial interest sold........................................................       101,183
    Interest..................................................................................        15,907
Prepaid expenses and other assets.............................................................        44,894
                                                                                                ------------
     TOTAL ASSETS.............................................................................   110,896,475
                                                                                                ------------
LIABILITIES:
Payable for:
    Investment management fee.................................................................       117,784
    Plan of distribution fee..................................................................        86,225
    Shares of beneficial interest repurchased.................................................        79,769
Accrued expenses and other payables...........................................................        96,684
                                                                                                ------------
     TOTAL LIABILITIES........................................................................       380,462
                                                                                                ------------
     NET ASSETS...............................................................................  $110,516,013
                                                                                                ============
COMPOSITION OF NET ASSETS:
Paid-in-capital...............................................................................  $176,503,804
Net unrealized appreciation...................................................................    23,890,523
Accumulated net investment loss...............................................................       (68,882)
Accumulated net realized loss.................................................................   (89,809,432)
                                                                                                ------------
     NET ASSETS...............................................................................  $110,516,013
                                                                                                ============
CLASS A SHARES:
Net Assets....................................................................................      $936,482
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR VALUE).....................................        78,689
     NET ASSET VALUE PER SHARE................................................................        $11.90
                                                                                                ============
     MAXIMUM OFFERING PRICE PER SHARE,
     (NET ASSET VALUE PLUS 5.54% OF NET ASSET VALUE)..........................................        $12.56
                                                                                                ============
CLASS B SHARES:
Net Assets....................................................................................  $ 99,430,636
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR VALUE).....................................     8,605,478
     NET ASSET VALUE PER SHARE................................................................        $11.55
                                                                                                ============
CLASS C SHARES:
Net Assets....................................................................................      $887,199
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR VALUE).....................................        76,652
     NET ASSET VALUE PER SHARE................................................................        $11.57
                                                                                                ============
CLASS D SHARES:
Net Assets....................................................................................    $9,261,696
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR VALUE).....................................       773,961
     NET ASSET VALUE PER SHARE................................................................        $11.97
                                                                                                ============

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED JANUARY 31, 2001

NET INVESTMENT LOSS:
INCOME
Dividends (net of $330,626 foreign withholding tax)...........................................  $  2,347,227
Interest......................................................................................       153,219
                                                                                                ------------
     TOTAL INCOME.............................................................................     2,500,446
                                                                                                ------------
EXPENSES
Investment management fee.....................................................................     1,552,969
Plan of distribution fee (Class A shares).....................................................         1,906
Plan of distribution fee (Class B shares).....................................................     1,167,074
Plan of distribution fee (Class C shares).....................................................         9,579
Transfer agent fees and expenses..............................................................       320,468
Custodian fees................................................................................        73,772
Shareholder reports and notices...............................................................        71,862
Professional fees.............................................................................        60,313
Registration fees.............................................................................        54,849
Foreign exchange provisional tax..............................................................        48,656
Trustees' fees and expenses...................................................................        12,708
Other.........................................................................................         8,753
                                                                                                ------------
     TOTAL EXPENSES...........................................................................     3,382,909
                                                                                                ------------
     NET INVESTMENT LOSS......................................................................      (882,463)
                                                                                                ------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain/loss on:
    Investments...............................................................................    11,785,590
    Foreign exchange transactions.............................................................      (107,302)
                                                                                                ------------
     NET GAIN.................................................................................    11,678,288
                                                                                                ------------
Net change in unrealized appreciation/ depreciation on:
    Investments...............................................................................   (16,955,911)
    Translation of forward foreign currency contracts, other assets and liabilities
      denominated in foreign currencies.......................................................        (8,505)
                                                                                                ------------
     NET DEPRECIATION.........................................................................   (16,964,416)
                                                                                                ------------
     NET LOSS.................................................................................    (5,286,128)
                                                                                                ------------
NET DECREASE..................................................................................  $ (6,168,591)
                                                                                                ============

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER LATIN AMERICAN GROWTH FUND
FINANCIAL STATEMENTS, CONTINUED

STATEMENT OF CHANGES IN NET ASSETS

                                                                            FOR THE YEAR      FOR THE YEAR
                                                                               ENDED             ENDED
                                                                          JANUARY 31, 2001  JANUARY 31, 2000
------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment loss.....................................................    $   (882,463)     $   (789,755)
Net realized gain.......................................................      11,678,288        10,213,576
Net change in unrealized appreciation...................................     (16,964,416)       51,729,529
                                                                            ------------      ------------

     NET INCREASE (DECREASE)............................................      (6,168,591)       61,153,350
                                                                            ------------      ------------

Net decrease from transactions in shares of beneficial interest.........     (22,128,668)      (28,450,098)
                                                                            ------------      ------------

     NET INCREASE (DECREASE)............................................     (28,297,259)       32,703,252

NET ASSETS:
Beginning of period.....................................................     138,813,272       106,110,020
                                                                            ------------      ------------

     END OF PERIOD
    (INCLUDING ACCUMULATED NET INVESTMENT LOSSES OF $68,882 AND
    $303,731, RESPECTIVELY).............................................    $110,516,013      $138,813,272
                                                                            ============      ============

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER LATIN AMERICAN GROWTH FUND
NOTES TO FINANCIAL STATEMENTS JANUARY 31, 2001

1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley Dean Witter Latin American Growth Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified, open-end management investment company. The Fund's investment objective is long-term capital appreciation. The Fund seeks to achieve its objective by investing primarily in equity securities of Latin American issuers. The Fund was organized as a Massachusetts business trust on February 25, 1992 and commenced operations on December 30, 1992. On July 28, 1997, the Fund converted to a multiple class share structure.

The Fund offers Class A shares, Class B shares, Class C shares and Class D shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within one year, six years and one year, respectively. Class D shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) an equity portfolio security listed or traded on the New York or American Stock Exchange, NASDAQ, or other exchange is valued at its latest sale price, prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price; (3) when market quotations are not readily available, including circumstances under which it is determined by Morgan Stanley Dean Witter Advisors Inc. (the "Investment Manager") or TCW Investment Management Company (the "Sub-Advisor") that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and

MORGAN STANLEY DEAN WITTER LATIN AMERICAN GROWTH FUND
NOTES TO FINANCIAL STATEMENTS JANUARY 31, 2001, CONTINUED

maturity or an appropriate matrix utilizing similar factors); and
(4) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date except for certain dividends on foreign securities which are recorded as soon as the Fund is informed after the ex-dividend date. Discounts are accreted over the life of the respective securities. Interest income is accrued daily.

C. MULTIPLE CLASS ALLOCATIONS -- Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

D. FOREIGN CURRENCY TRANSLATION -- The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and forward foreign currency contracts ("forward contracts") are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in the Statement of Operations as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. Federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities.

E. FORWARD CURRENCY CONTRACTS -- The Fund may enter into forward contracts which are valued daily at the appropriate exchange rates. The resultant unrealized exchange gains and losses are included in the Statement of Operations as unrealized foreign currency gain or loss. The Fund records realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

MORGAN STANLEY DEAN WITTER LATIN AMERICAN GROWTH FUND
NOTES TO FINANCIAL STATEMENTS JANUARY 31, 2001, CONTINUED

F. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

G. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

2. INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS

Pursuant to an Investment Management Agreement, the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 1.25% to the portion of daily net assets not exceeding $500 million and 1.20% to the portion of the daily net assets exceeding
$500 million.

Under a Sub-Advisory Agreement between the Investment Manager and the Sub-Advisor, the Sub-Advisor provides the Fund with investment advice and portfolio management relating to the Fund's investments in securities, subject to the overall supervision of the Investment Manager. As compensation for its services provided pursuant to the Sub-Advisory Agreement, the Investment Manager pays the Sub-Advisor compensation equal to 40% of its monthly compensation.

3. PLAN OF DISTRIBUTION

Shares of the Fund are distributed by Morgan Stanley Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A -- up to 0.25% of the average daily net assets of Class A; (ii) Class B -- 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Class B shares since the inception of the Fund (not

MORGAN STANLEY DEAN WITTER LATIN AMERICAN GROWTH FUND
NOTES TO FINANCIAL STATEMENTS JANUARY 31, 2001, CONTINUED

including reinvestment of dividend or capital gain distributions) less the average daily aggregate net asset value of the Class B shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or waived; or (b) the average daily net assets of Class B; and
(iii) Class C -- up to 1.0% of the average daily net assets of Class C.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts totaled $21,295,307 at January 31, 2001.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Dean Witter Financial Advisors or other selected broker-dealer representatives may be reimbursed in the subsequent calendar year. For the year ended January 31, 2001, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.19% and 1.0%, respectively.

The Distributor has informed the Fund that for the year ended January 31, 2001, it received contingent deferred sales charges from certain redemptions of the Fund's Class B shares and Class C shares of $148,014 and $23,373, respectively and received $6,890 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended January 31, 2001 aggregated $53,051,554 and $77,839,981, respectively.

MORGAN STANLEY DEAN WITTER LATIN AMERICAN GROWTH FUND
NOTES TO FINANCIAL STATEMENTS JANUARY 31, 2001, CONTINUED

For the year ended January 31, 2001, the Fund incurred brokerage commissions of $24,112 with Morgan Stanley & Co., Inc., an affiliate of the Investment Manager and Distributor, for the portfolio transactions executed on behalf of the Fund.

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At January 31, 2001, the Fund had transfer agent fees and expenses payable of approximately $2,100.

5. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                                                          FOR THE YEAR                FOR THE YEAR
                                                                              ENDED                       ENDED
                                                                        JANUARY 31, 2001            JANUARY 31, 2000
                                                                   ---------------------------  -------------------------
                                                                     SHARES         AMOUNT        SHARES        AMOUNT
                                                                   -----------  --------------  -----------  ------------
CLASS A SHARES
Sold.............................................................     541,846   $   6,412,961      903,814   $  9,285,862
Redeemed.........................................................    (524,401)     (6,097,164)    (850,499)    (8,815,570)
                                                                   ----------   -------------   ----------   ------------
Net increase - Class A...........................................      17,445         315,797       53,315        470,292
                                                                   ----------   -------------   ----------   ------------
CLASS B SHARES
Sold.............................................................   1,370,159      17,649,840    1,854,204     19,260,542
Redeemed.........................................................  (4,161,466)    (49,590,950)  (5,056,135)   (48,993,518)
                                                                   ----------   -------------   ----------   ------------
Net decrease - Class B...........................................  (2,791,307)    (31,941,110)  (3,201,931)   (29,732,976)
                                                                   ----------   -------------   ----------   ------------
CLASS C SHARES
Sold.............................................................      62,537         796,624       59,774        653,992
Redeemed.........................................................     (50,442)       (583,241)     (46,151)      (464,154)
                                                                   ----------   -------------   ----------   ------------
Net increase - Class C...........................................      12,095         213,383       13,623        189,838
                                                                   ----------   -------------   ----------   ------------
CLASS D SHARES
Sold.............................................................     947,876      11,879,492      119,896      1,532,077
Redeemed.........................................................    (221,713)     (2,596,230)     (72,756)      (909,329)
                                                                   ----------   -------------   ----------   ------------
Net increase - Class D...........................................     726,163       9,283,262       47,140        622,748
                                                                   ----------   -------------   ----------   ------------
Net decrease in Fund.............................................  (2,035,604)  $ (22,128,668)  (3,087,853)  $(28,450,098)
                                                                   ==========   =============   ==========   ============

6. FEDERAL INCOME TAX STATUS

During the year ended January 31, 2001, the Fund utilized approximately $12,318,000 of its net capital loss carryover. At January 31, 2001, the Fund had a net capital loss carryover of approximately $87,018,000, which may be used to offset future capital gains to the extent provided by regulations, which is available through January 31 of the following years:

          AMOUNT IN THOUSANDS
----------------------------------------
 2004       2005       2007       2008
-------   --------   --------   --------
$61,221   $19,839     $3,058     $2,900
=======   =======     ======     ======

MORGAN STANLEY DEAN WITTER LATIN AMERICAN GROWTH FUND
NOTES TO FINANCIAL STATEMENTS JANUARY 31, 2001, CONTINUED

Capital and foreign currency losses incurred after October 31 ("post-October" losses) within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund incurred and will elect to defer net capital and foreign currency losses of approximately $1,078,000 and $69,000, respectively during fiscal 2001.

As of January 31, 2001, the Fund had temporary book/tax differences attributable to post-October losses and capital loss deferrals on wash sales and permanent book/tax differences attributable to a net operating loss, foreign currency losses and tax adjustments on passive foreign investment companies sold by the Fund. To reflect reclassification arising from the permanent differences, paid-in-capital was charged $952,138, accumulated net realized loss was charged $165,174 and accumulated net investment loss was credited $1,117,312.

7. PURPOSES OF AND RISKS RELATING TO CERTAIN FINANCIAL INSTRUMENTS

The Fund may enter into forward contracts to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities.

Forward contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in foreign exchange rates underlying the forward contracts. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

At January 31, 2001, there were no outstanding forward contracts.

At January 31, 2001, the Fund's cash balance consisted principally of interest bearing deposits with Chase Manhattan Bank N.A., the Fund's custodian.

At January 31, 2001, investment in securities of issuers in Brazil and Mexico represented 44.9% and 39.1% of net assets, respectively. These investments, as well as other non-U.S. investments which involve risks and considerations not present with respect to U.S. securities may be affected by economic or political developments in these regions.

MORGAN STANLEY DEAN WITTER LATIN AMERICAN GROWTH FUND
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                                                                   FOR THE PERIOD
                                                                FOR THE YEAR ENDED JANUARY 31,     JULY 28, 1997*
                                                              ----------------------------------      THROUGH
                                                                2001         2000         1999    JANUARY 31, 1998
------------------------------------------------------------------------------------------------------------------
CLASS A SHARES++
SELECTED PER SHARE DATA:
Net asset value, beginning of period........................   $12.26       $ 7.33       $12.14        $15.22
                                                               ------       ------       ------        ------
Income (loss) from investment operations:
   Net investment income (loss).............................     0.00        (0.01)        0.15         (0.07)
   Net realized and unrealized gain (loss)..................    (0.36)        4.94        (4.96)        (3.01)
                                                               ------       ------       ------        ------
Total income (loss) from investment operations..............    (0.36)        4.93        (4.81)        (3.08)
                                                               ------       ------       ------        ------

Net asset value, end of period..............................   $11.90       $12.26       $ 7.33        $12.14
                                                               ======       ======       ======        ======
TOTAL RETURN+...............................................    (2.62)%      66.71%      (39.62)%      (20.24)%(1)

RATIOS TO AVERAGE NET ASSETS:
Expenses....................................................     1.96 %(3)    2.28%(3)     2.21 %(3)        2.15 %(2)
Net investment income (loss)................................     0.05 %(3)    0.16%(3)     1.26 %(3)       (1.04)%(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands.....................     $936         $751          $58          $110
Portfolio turnover rate.....................................       44 %         59%          27 %          30 %

---------------------

 *   The date shares were first issued.
++ The per share amounts were computed using an average number of shares outstanding during the period.
 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)  Not annualized.
(2)  Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER LATIN AMERICAN GROWTH FUND
FINANCIAL HIGHLIGHTS, CONTINUED


                                                                   FOR THE YEAR ENDED JANUARY 31,
                                                ---------------------------------------------------------------------
                                                 2001++         2000++         1999++        1998*++          1997
---------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
SELECTED PER SHARE DATA:
Net asset value, beginning of period..........    $11.99         $ 7.24         $12.09         $11.47         $ 9.48
                                                 -------       --------       --------       --------       --------
Income (loss) from investment operations:
   Net investment income (loss)...............     (0.09)         (0.06)          0.05          (0.09)         (0.04)
   Net realized and unrealized gain (loss)....     (0.35)          4.81          (4.90)          0.71           2.03
                                                 -------       --------       --------       --------       --------
Total income (loss) from investment
 operations...................................     (0.44)          4.75          (4.85)          0.62           1.99
                                                 -------       --------       --------       --------       --------

Net asset value, end of period................    $11.55         $11.99         $ 7.24         $12.09         $11.47
                                                 =======       ========       ========       ========       ========
TOTAL RETURN+.................................     (3.43)%        65.19 %       (40.12)%         5.41 %        20.99 %

RATIOS TO AVERAGE NET ASSETS:
Expenses......................................      2.77 %(1)      3.06 %(1)      2.98 %(1)      2.81 %         2.78 %
Net investment income (loss)..................     (0.76)%(1)     (0.62)%(1)      0.49 %(1)     (0.64)%        (0.29)%

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands.......   $99,431       $136,699       $105,678       $272,710       $270,843
Portfolio turnover rate.......................        44 %           59 %           27 %           30 %           29 %

---------------------

 * Prior to July 28, 1997, the Fund issued one class of shares. All shares of the Fund held prior to that date have been designated Class B shares.
++ The per share amounts were computed using an average number of shares outstanding during the period.
 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER LATIN AMERICAN GROWTH FUND
FINANCIAL HIGHLIGHTS, CONTINUED

                                                                                                                FOR THE PERIOD
                                                                          FOR THE YEAR ENDED JANUARY 31,        JULY 28, 1997*
                                                                        ----------------------------------         THROUGH
                                                                          2001         2000         1999       JANUARY 31, 1998
-------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES++
SELECTED PER SHARE DATA:
Net asset value, beginning of period..................................   $12.02       $ 7.24       $12.10           $15.22
                                                                         ------       ------       ------           ------
Income (loss) from investment operations:
   Net investment income (loss).......................................    (0.09)       (0.06)        0.06            (0.12)
   Net realized and unrealized gain (loss)............................    (0.36)        4.84        (4.92)           (3.00)
                                                                         ------       ------       ------           ------
Total income (loss) from investment operations........................    (0.45)        4.78        (4.86)           (3.12)
                                                                         ------       ------       ------           ------

Net asset value, end of period........................................   $11.57       $12.02       $ 7.24           $12.10
                                                                         ======       ======       ======           ======
TOTAL RETURN+.........................................................    (3.42)%      65.47 %     (40.17)%         (20.50)%(1)

RATIOS TO AVERAGE NET ASSETS:
Expenses..............................................................     2.77 %(3)    2.95 %(3)    2.98 %(3)        2.91 %(2)
Net investment income (loss)..........................................    (0.76)%(3)   (0.51)%(3)    0.49 %(3)       (1.76)%(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands...............................     $887         $776         $369             $792
Portfolio turnover rate...............................................       44 %         59 %         27 %             30 %

---------------------

 *   The date shares were first issued.
++ The per share amounts were computed using an average number of shares outstanding during the period.
 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)  Not annualized.
(2)  Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER LATIN AMERICAN GROWTH FUND
FINANCIAL HIGHLIGHTS, CONTINUED

                                                                                                                FOR THE PERIOD
                                                                          FOR THE YEAR ENDED JANUARY 31,        JULY 28, 1997*
                                                                        ----------------------------------         THROUGH
                                                                          2001         2000         1999       JANUARY 31, 1998
-------------------------------------------------------------------------------------------------------------------------------
CLASS D SHARES++
SELECTED PER SHARE DATA:
Net asset value, beginning of period..................................   $12.30       $ 7.35       $12.16           $15.22
                                                                         ------       ------       ------           ------
Income (loss) from investment operations:
   Net investment income (loss).......................................     0.00        (0.02)        0.16            (0.04)
   Net realized and unrealized gain (loss)............................    (0.33)        4.97        (4.97)           (3.02)
                                                                         ------       ------       ------           ------
Total income (loss) from investment operations........................    (0.33)        4.95        (4.81)           (3.06)
                                                                         ------       ------       ------           ------

Net asset value, end of period........................................   $11.97       $12.30       $ 7.35           $12.16
                                                                         ======       ======       ======           ======
TOTAL RETURN+.........................................................    (2.37)%      66.80%      (39.56)%         (20.11)%(1)

RATIOS TO AVERAGE NET ASSETS:
Expenses..............................................................     1.77 %(3)    2.06%(3)     1.98 %(3)        1.86 %(2)
Net investment income (loss)..........................................     0.24 %(3)    0.38%(3)     1.49 %(3)       (0.52)%(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands...............................   $9,262         $588           $5               $8
Portfolio turnover rate...............................................       44 %         59%          27 %             30 %

---------------------

 *   The date shares were first issued.
++ The per share amounts were computed using an average number of shares outstanding during the period.
 + Calculated based on the net asset value as of the last business day of the period.
(1)  Not annualized.
(2)  Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER LATIN AMERICAN GROWTH FUND
INDEPENDENT AUDITORS' REPORT

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES
OF MORGAN STANLEY DEAN WITTER LATIN AMERICAN GROWTH FUND

We have audited the accompanying statement of assets and liabilities of Morgan Stanley Dean Witter Latin American Growth Fund (the "Fund"), including the portfolio of investments, as of January 31, 2001, and the related statements of operations and changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended January 31, 2000 and the financial highlights for each of the respective stated periods ended January 31, 2000 were audited by other independent accountants whose report, dated March 14, 2000, expressed an unqualified opinion on that statement and financial highlights.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 2001, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley Dean Witter Latin American Growth Fund as of January 31, 2001, the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
NEW YORK, NEW YORK
MARCH 13, 2001

TRUSTEES

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
James F. Higgins
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder


OFFICERS

Charles A. Fiumefreddo
Chairman and Chief Executive Officer
Mitchell M. Merin
President
Barry Fink
Vice President, Secretary and General Counsel
Michael P. Reilly
Vice President
Thomas F. Caloia
Treasurer


TRANSFER AGENT

Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center--Plaza Two
Jersey City, New Jersey 07311


INDEPENDENT AUDITORS

Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281


INVESTMENT MANAGER

Morgan Stanley Dean Witter Advisors Inc.
Two World Trade Center
New York, New York 10048


SUB-ADVISOR

TCW Investment Management Company
865 South Figueroa Street, Suite 1800
Los Angeles, California 90017

This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its officers and trustees, fees, expenses and other pertinent information, please see the prospectus of the Fund.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. Read the prospectus carefully before investing.

Morgan Stanley Dean Witter Distributors Inc., member NASD.



MORGAN STANLEY
DEAN WITTER
LATIN AMERICAN
GROWTH FUND


ANNUAL REPORT
JANUARY 31, 2001